MuniInsured
Fund, Inc.


[FUND LOGO]

STRATEGIC
         Performance


Semi-Annual Report
March 31, 1997


This report, including the financial information herein, is transmitted to the shareholders of MuniInsured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniInsured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                              #10662 -- 3/97


[RECYCLE LOGO] Printed on post-consumer recycled paper



MuniInsured Fund, Inc.

DEAR SHAREHOLDER

During the six-month period ended March 31, 1997, MuniInsured Fund, Inc. earned $0.268 per share income dividends, representing a net annualized yield of 5.60%, based on a month-end net asset value of $9.59 per share. Over the same period, the Fund's total investment return was +1.77%, based on a change in per share net asset value from $9.77 to $9.59, and assuming reinvestment of $0.266 per share income dividends and $0.048 per share capital gains distributions.

The Municipal Market Environment
Long-term tax-exempt bond yields traded in a relatively narrow range during the six months ended March 31, 1997. As measured by the Bond Buyer Revenue Bond Index, A-rated uninsured tax-exempt revenue bond yields rose to 6.09% at the end of March 1997. Municipal revenue bond yields initially declined to approximately 5.80% in early December 1996, as investors took comfort from the absence of inflationary pressures, despite indications of a moderately expanding economy. For the remainder of the period, however, tax-exempt bond yields rose as concerns increased that the Federal Reserve Board would eventually raise interest rates to dampen both economic growth and the rising US equity market. US Treasury bond yields exhibited a similar pattern in recent months, but associated volatility was significantly greater. US Treasury bond yields initially declined approximately 40 basis points (0.40%) by early December 1996. By the end of March, however, taxable yields retraced all of these gains to yield 7.10%. For the six-month period ended March 31, 1997, US Treasury bond yields increased overall approximately 10 basis points.

The tax-exempt bond market performed well in recent months mainly because of a continued strong supply position. During the last year, approximately $180 billion in new long-term municipal securities was underwritten, an increase of nearly 4% compared to the same period a year earlier. Less than $95 billion in tax-exempt securities was issued over the last six months, a decrease of approximately 3% compared to issuance a year earlier. Approximately $40 billion in new tax-exempt securities was underwritten during the last three months, a decline in issuance of over 9% compared to the March 31, 1996 quarter.

However, a number of factors prevented the municipal bond market from enjoying even stronger performance. The historic strength of the US equity market has attracted significant investor interest. Addition-ally, as tax-exempt bond yields have again increased above 6%, investor demand for tax-exempt products rose. Current tax-exempt yields represent a taxable equivalent yield of over 9.50% to an investor in the 36% marginal Federal income tax bracket.

The Presidential and Congressional elections this past November resurrected some investor concerns regarding continued Federal deficit reduction and potential legislative restrictions upon the municipal bond market. This situation was similar to that at the beginning of 1996 when tax-exempt bond yields were negatively impacted by fears that legislation reducing the tax advantage of municipal bonds would be introduced to aid further deficit reductions.

Looking forward, the supply of new bond issuance of 1997 is expected to be very similar to that of 1996, with most annual estimates falling in the $170 billion -- $175 billion range. Investor demand is also expected to regain some of its former strength with 1997 total municipal redemptions (refundings, maturities and coupon payments) in the $175 billion -- $185 billion range. This overall balance suggests that the positive technical backdrop enjoyed in 1996 could continue in 1997. The near-term direction of interest rates remains uncertain. Recent economic growth has not yet resulted in renewed inflationary pressures. The interest rate volatility seen in recent months, however, is likely to continue until either the rate of recent economic growth declines or the Federal Reserve Board again raises interest rates to restrict further growth. However, the tax-exempt bond market's technical position may be strong enough for much of 1997 to continue to dampen much of this interest rate volatility. This suggests that municipal bond yields may continue to trade in a relatively narrow range, rewarding neither an overly aggressive nor defensive portfolio strategy.

Portfolio Strategy
During the six-month period ended March 31, 1997, we continued our portfolio strategy of maintaining the maturity duration of MuniInsured Fund, Inc. and stressing the purchase of current-coupon securities with extended call protection in high-tax states and the sale of short call bonds. Throughout the six-month period ended March 31, 1997, the municipal bond market continued to exhibit price volatility at which time we took the opportunity to execute our portfolio strategy.

Looking ahead, recent economic data indicate that the economy is growing at an above-trend pace and with no signs that a slowdown is imminent. Therefore, in the near term, we are implementing a more defensive portfolio strategy by increasing the cash reserves and reducing the maturity duration of the Fund.

In Conclusion
We appreciate your ongoing interest in MuniInsured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/WILLIAM R. BOCK
William R. Bock
Vice President and Portfolio Manager

May 6, 1997




MuniInsured Fund, Inc.                                                                                          March 31, 1997

SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

                       S&P     Moody's     Face                                                                         Value
State                Ratings   Ratings    Amount                                   Issue                              (Note 1a)

Alaska -- 3.9%         AAA       Aaa      $2,000  Alaska State Housing Finance Corporation, Refunding, Series A,
                                                  5.875% due 12/01/2024 (b)(g)                                          $1,943
                       AAA       Aaa       1,000  Ketchikan, Alaska, Municipal Utility Revenue Bonds, Series R,
                                                  6.65% due 12/01/2012 (e)                                               1,079

Arizona -- 0.6%        A1+       P1          500  Coconino County, Arizona, Pollution Control Corporation, Public
                                                  Service Revenue Bonds (Navajo Project), VRDN, AMT, Series A,
                                                  3.80% due 10/01/2029 (c)                                                 500

California -- 20.7%    AAA       Aaa       1,405  California Educational Facilities Authority Revenue Bonds
                                                  (Loyola Marymount University), Series 1996, 5.90% due
                                                  10/01/2021 (b)                                                         1,396
                       AAA       Aaa       1,500  California HFA, Home Mortgage Revenue Bonds, Series F, 6%
                                                  due 8/01/2017 (b)                                                      1,509
                       AAA       Aaa       3,025  California State Revenue Refunding Bonds, 5.375% due
                                                  6/01/2026 (d)                                                          2,817
                       AAA       Aaa       2,670  California State Variable Purpose Bonds, 5.90% due 3/01/2025 (a)       2,659
                       AAA       Aaa       1,000  Los Angeles, California, Harbor Department Revenue Bonds, RITR,
                                                  AMT, 8.795% due 11/01/2026 (f)                                         1,043
                       AAA       Aaa       1,605  Los Angeles County, California, Metropolitan Transportation
                                                  Authority, Sales Tax Revenue Bonds, Senior Series A
                                                  (Proposition A -- First Tier), 6% due 7/01/2026 (b)                    1,611
                       AAA       Aaa       2,000  Los Angeles County, California, Metropolitan Transportation
                                                  Authority, Sales Tax Revenue Refunding Bonds (Proposition A --
                                                  Second Tier), 6% due 7/01/2026 (b)                                     2,008
                       AAA       Aaa       1,000  San Francisco, California, Bay Area Rapid Transit District, Sales
                                                  Tax Revenue Bonds, 5.50% due 7/01/2020 (d)                               950
                       AAA       Aaa       2,000  San Francisco, California, City and County Public Safety
                                                  Improvement Projects, UT, Series B, 6.30% due 6/15/2014 (d)            2,091

Colorado -- 2.1%       AA        Aa        1,000  Colorado Springs, Colorado, Utilities Revenue Bonds, Series A,
                                                  6.10% due 11/15/2024                                                   1,013
                       A1        VMIG1+      600  Moffat County, Colorado, PCR, Refunding (Pacificorp
                                                  Projects), VRDN, 3.75% due 5/01/2013 (a)(c)                              600

Connecticut -- 5.8%    AAA       Aaa       1,000  Bridgeport, Connecticut, Series A, 5.25% due 3/01/2017 (a)               924
                       A+        NR*       1,250  Connecticut State Development Authority, Water Facility
                                                  Revenue Bonds (Bridgeport Hydraulic), AMT, 6.15% due 4/01/2035         1,246
                       AA        Aa        1,000  Connecticut State, HFA (Housing Mortgage Finance Program),
                                                  AMT, Series A, Sub-Series A-2, 6.45% due 5/15/2022                     1,017
                       AAA       Aaa       1,350  Connecticut State Health and Educational Facilities Authority
                                                  Revenue Bonds (Vietnam Veteran Memorial Medical Center),
                                                  Series A, 5.375% due 7/01/2013 (b)                                     1,297

Illinois -- 15.4%      AAA       Aaa       1,000  Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                                  6.375% due 1/01/2024 (b)                                               1,033
                       AAA       Aaa       1,000  Decatur, Illinois, Hospital Revenue Refunding Bonds (Decatur
                                                  Memorial Hospital), Series A, 7.75% due 10/01/2021 (b)                 1,121
                       AA        Aa3       1,000  Illinois HDA, Homeowner Mortgage Revenue Bonds,
                                                  Sub-Series D-1, 6.40% due 8/01/2017                                    1,019
                       AAA       Aaa       3,000  Illinois Health Facilities Authority Revenue Bonds (Ingalls Health
                                                  System Project), 6.25% due 5/15/2024 (b)                               3,050
                       AA        A1        1,000  Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                  (Advocate Health Care), Series A, 5.875% due 8/15/2022                   971
                       AAA       Aaa       1,250  Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                  State Tax Revenue Refunding Bonds (McCormick Place
                                                  Expansion Project), Series A, 5.25% due 6/15/2027 (a)                  1,129
                       AAA       Aaa       1,000  Regional Transportation Authority, Illinois, GO, UT, Series C,
                                                  7.75% due 6/01/2020 (d)                                                1,250
                       AAA       Aaa       2,180  Waukegan, Illinois, GO, UT, Series A, 6.75% due 11/15/2013 (d)         2,357

Indiana -- 1.4%        A         NR*       1,000  Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                  Program), Series A, 6.75% due 2/01/2017                                1,094

Kansas -- 3.5%         AAA       Aaa       2,500  Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                  Company Project), 7% due 6/01/2031 (b)                                 2,717

Maine -- 1.3%          AA        Aa2       1,000  Maine State Housing Authority, Mortgage Purchase Revenue
                                                  Bonds, AMT, Series C-2, 6.875% due 11/15/2023                          1,037

Maryland -- 0.1%       A1+       VMIG1+      100  University of Maryland Revenue Bonds (Equipment Loan
                                                  Program), VRDN, Series A, 3.35% due 7/01/2015 (c)                        100

Massachusetts -- 5.4%  AAA       Aaa       1,050  Massachusetts Education Loan Authority, Educational Loan
                                                  Revenue Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)        1,125
                       AAA       Aaa       2,000  Massachusetts State, HFA, M/F Housing Revenue Refunding
                                                  Bonds, Series A, 6.10% due 7/01/2015 (b)                               2,023
                       A+        Aa          990  Massachusetts State, HFA, S/F Housing Revenue Bonds, AMT,
                                                  Series 32, 6.60% due 12/01/2026                                        1,014

New Mexico -- 0.1%     A1+       NR*         100  Eddy County, New Mexico, PCR, Refunding (IMC Fertilizer Inc.
                                                  Project), VRDN, 3.45% due 2/01/2003 (c)                                  100

New York -- 5.4%       AAA       Aaa       1,000  Metropolitan Transportation Authority, New York, Transport
                                                  Facility Revenue Bonds, Series A, 6.10% due 7/01/2021 (e)              1,017
                       AAA       Aaa       1,500  New York City, New York, City Municipal Water Finance
                                                  Authority, Water and Sewer System Revenue Bonds, RITR, 7.795%
                                                  due 6/15/2026 (f)                                                      1,419
                       BBB+      Baa1      1,570  New York City, New York, GO, UT, Series F, 7.625% due 2/01/2015        1,725

Oregon -- 2.8%         AAA       Aaa       1,000  Port of Portland, Oregon, International Airport Revenue Bonds
                                                  (Portland International Airport), AMT, Series 11, 5.625%
                                                  due 7/01/2026 (d)                                                        948
                       A1+       A3        1,200  Port Saint Helens, Oregon, PCR (Portland General Electric
                                                  Company Project), VRDN, AMT, Series A, 3.65% due 8/01/2014 (c)         1,200

Texas -- 8.4%          AAA       Aaa       1,150  Brazos River Authority, Texas, Revenue Refunding Bonds
                                                  (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)           1,233
                       AAA       Aaa       3,000  Harris County, Texas, Health Facilities Development Corp.,
                                                  Hospital Revenue Bonds (Hermann Hospital Project), 6.375%
                                                  due 10/01/2024 (b)                                                     3,134
                       AAA       Aaa       1,000  Houston, Texas, Airport System Revenue Bonds (Sub-Lien), AMT,
                                                  Series A, 6.75% due 7/01/2021 (d)                                      1,061
                       A+        A2        1,000  Port Corpus Christi Authority, Texas, Nueces County, PCR
                                                  (Hoechst Celanese Corporation Project), AMT, 6.875% due
                                                  4/01/2017                                                              1,063

Utah -- 4.4%           AAA       Aaa       3,000  Salt Lake City, Utah, Hospital Revenue Refunding Bonds (IHC
                                                  Hospitals, Inc.), INFLOS, 9.744% due 5/15/2020 (a)(f)                  3,427

Virginia -- 2.7%                                  Virginia State, HDA, Commonwealth Mortgage:
                       AAA       Aaa       1,000  AMT, Series A, Sub-Series A-4, 6.45% due 7/01/2028 (b)                 1,018
                       AA+       Aa1       1,000  Series J, Sub-Series J-2, 6.75% due 7/01/2017                          1,056

Washington -- 10.9%    AAA       Aaa      11,345  Chelan County, Washington, Public Utilities District No. 1,
                                                  Consolidated Revenue Refunding Bonds, Series A, 6% due
                                                  6/01/2022 (b)(h)                                                       2,461
                       AAA       Aaa       2,275  Tacoma, Washington, Sewer Revenue Bonds, Series B, 6.375% due
                                                  12/01/2015 (d)                                                         2,373
                       AAA       Aaa       2,240  Washington State, COP, 5.80% due 10/01/2015 (a)                        2,210
                       AAA       Aaa       1,500  Washington State Motor Vehicle Fuel Tax, Series D, 5.375% due
                                                  1/01/2022 (d)                                                          1,391

West Virginia -- 2.1%  AAA       Aaa       1,500  Harrison County, West Virginia, Commonwealth Solid Waste
                                                  Disposal Revenue Bonds (Monongahela Power), AMT, Series C,
                                                  6.75% due 8/01/2024 (a)                                                1,615

Wisconsin -- 1.5%      AAA       Aaa       1,120  Wisconsin Public Power Inc., Power Supply System Revenue
                                                  Bonds, Series A, 6% due 7/01/2015 (b)                                  1,144

Total Investments (Cost -- $74,371) -- 98.5%                                                                            76,338

Other Assets Less Liabilities -- 1.5%                                                                                    1,167
                                                                                                                     ---------
Net Assets -- 100.0%                                                                                                   $77,505
                                                                                                                     =========

(a) AMBAC Insured.
(b) MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the
    rate in effect at March 31, 1997.
(d) FGIC Insured.
(e) FSA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1997.
(g) FNMA/GNMA Collateralized.
(h) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniInsured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HDA    Housing Development Authority
HFA    Housing Finance Agency
INFLOS Inverse Floating Rate Municipal Bonds
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RITR   Residual Interest Tax Receipts
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes

See Notes to Financial Statements.





FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of March 31, 1997

Assets:              Investments, at value (identified cost -- $74,370,855) (Note 1a)                             $76,337,824
                     Cash                                                                                              33,537
                     Interest receivable                                                                            1,264,069
                     Prepaid expenses and other assets                                                                 27,009
                                                                                                                 ------------
                     Total assets                                                                                  77,662,439
                                                                                                                 ------------

Liabilities:         Payables:
                     Dividends to shareholders (Note 1e)                                               $62,488
                     Investment adviser (Note 2)                                                        31,124         93,612
                                                                                                  ------------
                     Accrued expenses and other liabilities                                                            63,431
                                                                                                                 ------------
                     Total liabilities                                                                                157,043
                                                                                                                 ------------

Net Assets:          Net assets                                                                                   $77,505,396
                                                                                                                 ============

Capital:             Common Stock, par value $.10 per share; 150,000,000 shares authorized;
                     8,079,388 shares issued and outstanding (Note 4)                                                $807,939
                     Paid-in capital in excess of par                                                              74,515,276
                     Undistributed investment income -- net                                                           348,648
                     Accumulated realized capital losses on investments -- net                                       (133,436)
                     Unrealized appreciation on investments -- net                                                  1,966,969
                                                                                                                 ------------
                     Total capital -- Equivalent to $9.59 net asset value per share of Common
                     Stock (market price -- $8.3125)                                                              $77,505,396
                                                                                                                 ============
                     See Notes to Financial Statements.





Statement of Operations for the Six Months Ended March 31, 1997

Investment Income    Interest and amortization of premium and discount earned                                      $2,348,722
(Note 1d):

Expenses:            Investment advisory fees (Note 2)                                                $197,512
                     Professional fees                                                                  33,110
                     Transfer agent fees                                                                18,874
                     Accounting services (Note 2)                                                       17,914
                     Printing and shareholder reports                                                   13,648
                     Directors' fees and expenses                                                       13,151
                     Listing fees                                                                        4,973
                     Pricing fees                                                                        4,366
                     Custodian fees                                                                      2,891
                     Other                                                                               6,466
                                                                                                  ------------
                     Total expenses                                                                                   312,905
                                                                                                                 ------------
                     Investment income -- net                                                                       2,035,817
                                                                                                                 ------------

Realized & Unreal-   Realized gain on investments -- net                                                              563,725
ized Gain (Loss) on  Change in unrealized appreciation on investments -- net                                       (1,469,800)
Investments -- Net                                                                                               ------------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations                                          $1,129,742
                                                                                                                 ============
                     See Notes to Financial Statements.





Statements of Changes in Net Assets
                                                                                                  For the Six   For the Year
                                                                                                 Months Ended      Ended
                                                                                                  March 31,    September 30,
                                                                                                     1997           1996
Increase (Decrease) in Net Assets:

Operations:          Investment income -- net                                                       $2,035,817     $4,093,949
                     Realized gain on investments -- net                                               563,725        711,533
                     Change in unrealized appreciation on investments -- net                        (1,469,800)       338,231
                                                                                                  ------------   ------------
                     Net increase in net assets resulting from operations                            1,129,742      5,143,713
                                                                                                  ------------   ------------

Dividends &          Investment income -- net                                                       (2,022,053)    (4,085,981)
Distributions to     Realized gain on investments -- net                                              (518,066)            --
Shareholders                                                                                      ------------   ------------
(Note 1e):           Net decrease in net assets resulting from dividends and distributions
                     to shareholders                                                                (2,540,119)    (4,085,981)
                                                                                                  ------------   ------------

Net Assets:          Total increase (decrease) in net assets                                        (1,410,377)     1,057,732
                     Beginning of period                                                            78,915,773     77,858,041
                                                                                                  ------------   ------------
                     End of period*                                                                $77,505,396    $78,915,773
                                                                                                  ============   ============
                    *Undistributed investment income -- net                                           $348,648       $334,884
                                                                                                  ============   ============

                     See Notes to Financial Statements.





Financial Highlights
                                                                      For the
                                                                        Six
                                                                       Months
The following per share data and ratios have been derived              Ended
from information provided in the financial statements.               March 31,        For the Year Ended September 30,
                                                                        1997       1996       1995       1994       1993
Increase (Decrease) in Net Asset Value:                                -------    -------    -------    -------    -------

Per Share          Net asset value, beginning of period                  $9.77      $9.64      $9.50     $10.72     $10.26
Operating                                                              -------    -------    -------    -------    -------
Performance:       Investment income -- net                                .25        .51        .52        .57        .60
                   Realized and unrealized gain (loss) on
                   investments -- net                                     (.12)       .13        .34       (.99)       .68
                                                                       -------    -------    -------    -------    -------
                   Total from investment operations                        .13        .64        .86       (.42)      1.28
                                                                       -------    -------    -------    -------    -------
                   Less dividends and distributions:
                   Investment income -- net                               (.25)      (.51)      (.53)      (.57)      (.60)
                   Realized gain on investments -- net                    (.06)        --       (.19)      (.23)      (.22)
                   In excess of realized gain on investments -- net         --         --         --++       --         --
                                                                       -------    -------    -------    -------    -------
                   Total dividends and distributions                      (.31)      (.51)      (.72)      (.80)      (.82)
                                                                       -------    -------    -------    -------    -------
                   Net asset value, end of period                        $9.59      $9.77      $9.64      $9.50     $10.72
                                                                       =======    =======    =======    =======    =======
                   Market price per share, end of period               $8.3125      $8.75      $8.75      $8.75    $10.875
                                                                       =======    =======    =======    =======    =======

Total Investment   Based on market price per share                       (1.50%)+    5.91%      8.46%    (12.93%)     8.27%
Return:**                                                              =======    =======    =======    =======    =======
                   Based on net asset value per share                     1.77%+     7.34%     10.06%     (4.10%)    13.12%
                                                                       =======    =======    =======    =======    =======

Ratios to Average  Expenses                                                .79%*      .78%       .79%       .77%       .80%
Net Assets:                                                            =======    =======    =======    =======    =======
                   Investment income -- net                               5.15%*     5.15%      5.55%      5.58%      5.81%
                                                                       =======    =======    =======    =======    =======

Supplemental       Net assets, end of period (in thousands)            $77,505    $78,916    $77,858    $76,662    $85,535
Data:                                                                  =======    =======    =======    =======    =======
                   Portfolio turnover                                    30.16%     94.61%     83.52%     47.17%     27.89%
                                                                       =======    =======    =======    =======    =======

                   *  Annualized.
                   ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                   +  Aggregate total investment return.
                   ++ Amount is less than $.01 per share.

                   See Notes to Financial Statements.




MuniInsured Fund, Inc.                                 March 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniInsured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MIF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Municipal bonds for which quotations are not readily available are valued at fair value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Financial futures contracts and related options, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 1997 were $22,765,595 and $25,219,129, respectively.

Net realized and unrealized gains as of March 31, 1997 were as follows:

                                Realized       Unrealized
                                 Gains           Gains

Long-term investments          $563,725       $1,966,969
                              ---------       ----------
Total                          $563,725       $1,966,969
                              =========       ==========

As of March 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,966,969, of which $2,569,601 related to appreciated securities and $602,632 related to depreciated securities. The aggregate cost of investments at March 31, 1997 for Federal income tax purposes was $74,370,855.

4. Common Stock Transactions:
At March 31, 1997, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. For the six months ended March 31, 1997, shares issued and outstanding remained constant at 8,079,388. At March 31, 1997, total paid-in capital amounted to $75,323,215.

5. Subsequent Event:
On April 8, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.043152 per share, payable on April 29, 1997 to shareholders of record as of April 18, 1997.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank & Trust Company
One Heritage Drive, P2N
North Quincy, Massachusetts 02171

Transfer Agent
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02101
(617) 328-5000

ASE Symbol
MIF